                                   EXHIBIT D

                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Beckman Instruments, Inc. dated April 15, 1994 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  April 15, 1994                   QUANTUM FUND N.V.


                                        By:     /s/ Sean C. Warren
                                                -------------------------------
                                                Sean C. Warren
                                                Attorney-in-Fact



                                        QIH MANAGEMENT INVESTOR, L.P.

                                        By:     QIH Management, Inc.
                                                General Partner


                                                By:     /s/ Sean C. Warren
                                                        -----------------------
                                                        Sean C. Warren
                                                        Vice President


                                        QIH MANAGEMENT, INC.


                                        By:     /s/ Sean C. Warren
                                                -------------------------------
                                                        Sean C. Warren
                                                        Vice President


                                        GEORGE SOROS


                                        By:     /s/ Sean C. Warren
                                                -------------------------------
                                                Sean C. Warren
                                                Attorney-in-Fact



                                        /s/ Purnendu Chatterjee
                                        PURNENDU CHATTERJEE